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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 10, 1998





                        IMC Home Equity Loan Trust 1998-5
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-48429-03         Being Applied For
-----------------------------         ------------        -------------------
(State or Other Jurisdiction)         (Commission          (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)


c/o The Chase Manhattan Bank, as Trustee
    450 West 33rd Street, 15th Floor
        New York, New York                                10001
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       (Address of Principal                            (Zip Code)
         Executive Offices)

        Registrant's telephone number, including area code (212) 946-8600
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Home Equity Loans

         IMC Securities, Inc. registered issuances of up to $5,000,000,000 principal amount of Home Equity Loan Asset Backed Certificates and Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No 333-48429) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1998-5 (the "Registrant" or the "Trust") issued $500,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1998-5 (the "Certificates"), on September 10, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1998, among IMC Securities, Inc. (the "Depositor"), IMC Mortgage Company, as seller and servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, and Class A-7IO (the "Class A Certificates"), Class M-1 and Class M-2 (the "Mezzanine Certificates"), Class B (the "Class B Certificates" and collectively with the Class A Certificates and the Mezzanine Certificates, the "Offered Certificates") and Class R Certificates (the "Class R Certificates" and, together with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgage or deeds of trust primarily on one-to four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, a variable rate as determined in the Pooling and Servicing Agreement; Class A-2, 5.97%; Class A-3, 6.20%; Class A-4, 6.23%; Class A-5, 6.58%; Class A-6, 6.06%; Class A-7IO, 8.34%;
Class M-1, 6.68%; Class M-2, 7.08%; and, Class B, 8.47%. The Offered Certificates have the initial aggregate principal amounts as follows: Class A-1, $175,301,000; Class A-2, $63,966,000; Class A-3, $77,267,000; Class A-4,
$54,546,000; Class A-5, $23,920,000; Class A-6, $35,000,000; Class A-7IO,
$35,000,000 (notional principal amount); Class M-1, $31,250,000; Class M-2, $18,750,000; and, Class B, $20,000,000.

         As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated May 29, 1998 and the Prospectus Supplement dated August 27, 1998 filed pursuant to Rule 424(b)(5) of the Act on September 9, 1998.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  1.1 Underwriting Agreement dated as of August 27, 1997, among IMC Securities, Inc., IMC Mortgage Company and Deutsche Bank Securities Inc., acting on its own behalf and as representative of Bear, Stearns Co. Inc., Nomura Securities International Inc. and PaineWebber Incorporated.

                  4.1 Pooling and Servicing Agreement dated as of September 1, 1998, among IMC Securities, Inc. as Depositor, IMC Mortgage Company, as Seller and Servicer and The Chase Manhattan Bank, as Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IMC HOME EQUITY LOAN TRUST 1998-5

                          By:   IMC SECURITIES, INC., as Depositor

                          By:   /s/ Thomas Middleton
                          --------------------------------
                                Name:   Thomas Middleton
                                Title:  President and Chief Operating Officer

September 17, 1998

                                  EXHIBIT INDEX


     Exhibit No.        Description                                                                 Page No.

         1.1 Underwriting Agreement dated as of August 27, 1997, among IMC Securities, Inc., IMC Mortgage Company and Deutsche Bank Securities Inc., acting on its own behalf and as representative of Bear, Stearns Co. Inc., Nomura Securities International Inc. and PaineWebber
                        Incorporated.

         4.1 Pooling and Servicing Agreement dated as of September 1, 1998, among IMC Securities, Inc. as
                        Depositor, IMC Mortgage Company, as Seller and
                        Servicer and The Chase Manhattan Bank, as Trustee.